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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                             FORM 8-K



                          CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)
                         October 28, 1996




                        AMB FINANCIAL CORP.
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      (Exact name of Registrant as specified in its charter)



    Delaware                0 - 23182               35-1905382
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 (State or other       (Commission File No.)       (IRS Employer
 jurisdiction of                                  Identification
 incorporation)                                         No.)



 8230 Hohman Avenue, Munster, Indiana                    46321
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  (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code (219) 836-5870
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                              N/A
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  (Former name or former address, if changed since last report)

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Item 5.  Other Events
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     On October 28, 1996, AMB Financial Corp. ("AMB") issued the attached press release announcing a 4% stock repurchase to fund its Recognition and Retention Plan and the payment of a cash dividend.

Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
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    (c)   Exhibits:






     Exhibit 99 -   Press release dated October 28, 1996

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                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AMB FINANCIAL CORP.



Date: October 29, 1996          By:/S/CLEMENT B. KNAPP, JR.
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                                        Clement B. Knapp, Jr.
                                   President and Chief Executive
                                             Officer